UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2012

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-398	56-0292920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Suite 900, Charlotte, NC		28277
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 17, 2012, Snyder’s-Lance, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the completion of the acquisition by S-L Snacks National, LLC, a wholly-owned subsidiary of the Company (“S-L Snacks”), of all of the issued and outstanding shares and membership interests of Snack Factory, LLC (“Snack Factory”), Princeton Vanguard, LLC (“Vanguard”) and VMG Snack Factory Blocker, Inc. (“VMG Blocker” and, collectively with Snack Factory and Vanguard, the “Target Companies”). The acquisition was completed on October 11, 2012 pursuant to the Stock and Membership Interest Purchase Agreement, dated as of September 3, 2012, by and between the Company, S-L Snacks, the Target Companies, and the sellers named therein.

This Current Report on Form 8-K/A amends the Original Form 8-K to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The financial statements and pro forma financial information reflect the combined financial position and operations of Snack Factory and Vanguard for the periods presented therein. As of the time of the acquisition, VMG Blocker had no operations or liabilities and its only assets were equity interests of Snack Factory and Vanguard.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited combined financial statements of Snack Factory and Vanguard as of and for the year ended December 31, 2011 are being filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

The unaudited condensed combined financial statements of Snack Factory and Vanguard as of September 30, 2012, and for each of the nine months ended September 30, 2012 and 2011, are being filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Snack Factory and Vanguard is being filed as Exhibit 99.3 to this Form 8-K/A and is incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheets as of September 29, 2012;

(ii)	Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 2011; and

(iii)	Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 29, 2012.

(d)	Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K/A is incorporated into this Item 9.01(d) by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S-LANCE, INC.

Date: December 20, 2012	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer
and Treasurer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
October 11, 2012	0-398

SNYDER’S-LANCE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23	Consent of McGladrey LLP

99.1	Audited combined financial statements of Snack Factory, LLC and Princeton Vanguard, LLC as of and for the year ended December 31, 2011

99.2	Unaudited condensed combined financial statements of Snack Factory, LLC and Princeton Vanguard, LLC as of September 30, 2012, and for each of the nine months ended September 30, 2012 and 2011

99.3	Unaudited pro forma condensed combined financial information of Snyder’s-Lance, Inc. giving effect to the acquisition of Snack Factory, LLC and Vanguard, LLC, consisting of (i) Unaudited Pro Forma Condensed Combined Balance Sheets as of September 29, 2012; (ii) Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 2011; and (iii) Unaudited Pro Forma Condensed Combined Statements of Income for the nine months ended September 29, 2012.